ACQUISITION OF GOLD STANDARD VENTURES CORP.	12 Months Ended
Dec. 31, 2024
ACQUISITION OF GOLD STANDARD VENTURES CORP.
ACQUISITION OF GOLD STANDARD VENTURES CORP.

12.ACQUISITION OF CONTACT GOLD CORP.

On April 29, 2024, the Company completed the acquisition of Contact Gold Corp. (“Contact”) through a court-approved plan of arrangement (the “Transaction”).  On closing of the Transaction, shareholders of Contact received 0.0063 (“Exchange Ratio”) Orla shares for each share of Contact held. This resulted in the issuance of 2,220,901 Orla common shares to Contact shareholders. The Contact warrants which were outstanding at April 29, 2024 (the “Contact Warrants”) became exercisable for shares of Orla based on the Exchange Ratio, resulting in 315,000 Orla shares issuable on exercise of such warrants. We accounted for this acquisition as a purchase of assets. Accordingly, we allocated the sum of consideration paid and transaction costs incurred to the net assets acquired based on relative fair values.

The purchase consideration was calculated as follows:

Estimated fair value of 2,220,901 common shares issued by the Company	$8,937
Transaction costs	2,676
Total purchase consideration	$11,613

Assets acquired and liabilities assumed:

Cash and cash equivalents	$83
Restricted cash	18
Receivables and other assets	209
Trade and other payables	(717)
Lease liabilities	(27)
Asset retirement obligations	(156)
Exploration and evaluation properties – South Railroad	12,203
Total assets acquired and liabilities assumed, net	$11,613

The fair value of Orla common shares issued was determined using the Company’s closing share price of C$5.50 on the trading day immediately prior to the date of closing of the Transaction and the exchange rate of 1.3668 CAD/USD.

Each Contact Warrant gives the holder rights to acquire common shares of the Company in accordance with the terms of the plan of arrangement. The effective exercise price of the Contact Warrants (C$7.94 per Orla share) was determined by dividing the exercise price of the Contact warrants by the Exchange Ratio. The fair value of the Contact Warrants was determined using the Black-Scholes option pricing model. On issuance, the weighted average fair value of the Contact Warrants was C$0.93 per share issuable under the warrants. However, the effect of the Contact Warrants on the purchase consideration was immaterial and was therefore not included.

(a)Mineral properties acquired

The Contact properties acquired consist primarily of the Pony Creek property and the Green Springs property, as well as several other smaller properties.

(i)Pony Creek

The Pony Creek property is located adjacent to the South Railroad property and situated within a prospective land package along the Carlin Trend in Nevada. The property is subject to a 3% net smelter return (“NSR”) royalty in favour of Sandstorm Gold Ltd. This property is now included within the South Railroad Project for accounting purposes.

(ii)Green Springs

The Green Springs property is an early-stage exploration property located in the southern end of Nevada’s Cortez trend. Certain claims within Green Springs are subject to NSR royalties ranging from 3% to 4.5%.

Pursuant to an agreement with Centerra Gold Inc. (“Centerra”), dated December 8, 2022, Centerra has an option to acquire a 70% interest in Green Springs for cumulative earn-in exploration expenditures totaling $10 million and aggregate cash payments to the Company totalling $1 million. During the year ended December 31, 2024, $210,000 (2023 – $nil) in consideration received pursuant to farm out agreements was credited against these properties.